THE LAZARD FUNDS, INC.
Supplement to Prospectus
Dated May 1, 2003

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. (the "Fund"). The Fund will be paying dividends and capital gains, if any, on December 17, 2003. The record date will be December 15, 2003 and the ex-dividend date will be December 16, 2003.

                                     Estimated Ordinary     Estimated Short-Term     Estimated Long-Term
                                       Income Dividend          Capital Gain             Capital Gain
Portfolio                                 Per Share        Distribution Per Share   Distribution Per Share
---------------------------------------------------------- ------------------------ -----------------------
Lazard Equity                               $0.19                    --                      --
Lazard Mid Cap                              $0.02                    --                      --
Lazard Small Cap                            $0.06                    --                      --
Lazard International Equity                 $0.17                    --                      --
Lazard International Equity Select          $0.26                    --                      --
Lazard International Small Cap              $0.25                    --                      --
Lazard Emerging Markets                     $0.13                    --                      --
Lazard Bond*                                 --                      --                      --
Lazard High Yield*                           --                      --                      --
Lazard Global High Yield*                    --                      --                      --
Lazard Mortgage*                             --                     $1.95                    --

* Ordinary income dividends, if any, are paid on the last business day of each month.

Please be advised that these estimates may change prior to the payable date due to book/tax adjustments and changes in shares outstanding. The Fund will send formal tax information regarding investor accounts in January 2004. Please consult a tax advisor as to how these distributions may affect individual tax returns.

December 12, 2003